UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

REVELATION BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4660 La Jolla Village Drive Suite 100
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 800-3717

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a 1/1,050th share of common stock at an exercise price of $12,075.00 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Pursuant to section 3(b) of each of the Class C Common Stock Purchase Warrant originally issued by Revelation Biosciences, Inc. (the “Company”) on February 13, 2023, and the Class D Common Stock Purchase Warrant originally issued by the Company on February 5, 2024 (individually a “Warrant” and collectively the “Warrants”), the Exercise Price (as defined in the Warrants) has been adjusted as follows:

Class C Warrants (CUSIP: 76135L408) are each exercisable for a 1/30th of a share of common stock @ $2.39 per share.

Class D Warrants (CUSIP: 76135L143) are each exercisable for a share of common stock @ $2.39 per share.

Until the adjustments have been made through the Depository Trust Corporation (“DTC”) system, Cede & Co. (a nominee of DTC) is unable to process exercises of the Warrants at the adjusted exercise price. Until such time, Warrants may be exercised by returning the Notice of Warrant Exercise in the form attached to the Warrants and reproduced as Exhibit 99.1 to this Current Report to the Warrant Agent as follows:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Compliance Dept.

Email: Compliance@continentalstock.com

Delivery of Warrant Shares (as defined in the Warrants) shall be made directly through DWAC instructions provided by the Warrant holder. Upon receipt of the Warrant Notice of Exercise, the Warrant Agent shall provide wire transfer instructions and obtain DWAC instructions for settlement.

Except as provided herein, the terms and conditions of the Warrants (including the number of shares of common stock for each warrant is exercisable) remain in full force and effect, including, without limitation, the mechanics of exercise thereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Notice of Warrant Exercise
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVELATION BIOSCIENCES, INC.

Date:	June 24, 2024	By:	/s/ Chester S. Zygmont, III
Chester S. Zygmont, III Chief Financial Officer (principal financial and accounting officer)